Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.7347%



        Excess Protection Level
          3 Month Average   5.43%
          December, 1999   4.47%
          November, 1999   5.77%
          October, 1999   6.07%


        Cash Yield                                  19.14%


        Investor Charge Offs                         5.04%


        Base Rate                                    9.63%


        Over 30 Day Delinquency                      4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $ 49,947,826,881.37


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,671,007,362.88